OFI TREMONT CORE STRATEGIES HEDGE FUND

Supplement dated February 4, 2009 to the

Prospectus dated July 29, 2008

This supplement amends the Prospectus of OFI Tremont Core Strategies Hedge Fund (the "Fund") dated July 29, 2008 and replaces the supplement dated January 16, 2009.

1.     The section titled "How the Fund is Managed" is amended by adding the following paragraphs below the sub-section titled "The Sub-Adviser" on page 24.

Pending Litigation. Several lawsuits have been filed as putative class actions which arise from the alleged fraud perpetrated by Bernard L. Madoff and his investment firm. Some of these lawsuits name as co-defendants the Sub-Adviser, its parent, Tremont Group Holdings, Inc., and the Adviser. These lawsuits were filed commencing on December 22, 2008, primarily in the U.S. District Court for the Southern District of New York. The allegations set forth in the lawsuits include breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations. They seek unspecified compensatory and punitive damages, equitable relief and an award of attorneys' fees and litigation expenses. The Sub-Adviser, its parent and the Adviser have stated that they believe the lawsuits are without merit and they intend to defend them vigorously.

The Fund is not party to such litigation and the Fund's assets were not invested in any funds or accounts managed by Mr. Madoff or his firm.

It is premature to render any opinion as to the likelihood of an outcome in these lawsuits. However, this litigation should not impair the ability of the Adviser and the Sub-Adviser to perform their respective duties to the Fund.

2.     The section titled "How the Fund is Managed – Portfolio Manager" on page 25 is deleted in its entirety and replaced with the following:

Portfolio Manager. The portfolio manager of the Fund is Scott Metchick, who is primarily responsible for selecting the Fund’s investments in Underlying Funds and allocating the Fund's assets among the Underlying Funds selected. Mr. Metchick has been portfolio manager of the Fund since January 2009 and has been Chief Investment Officer ("CIO") of the Sub-Adviser and head of the Sub-Adviser's Investment Management Group since August 2008. Mr. Metchick was a Founding Partner and Managing Member, and served as CIO, of Twin Lights Capital LLC fund of funds from July 2005 through February 2008. Mr. Metchick was CIO and Partner of the EIM Group, from August 2002 through April 2004 and served as U.S. Director of Research and Portfolio Management of the EIM Group from April 1998 through July 2002. Mr. Metchick was Vice President at EACM Advisors, an affiliate of the consulting firm Evaluation Associates from October 1988 through March 1998.

February 4, 2009                                                                                                                                         PS0482.008